UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 27, 2012

BAY BANKS OF VIRGINIA, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-22955	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Main Street, Kilmarnock, Virginia 22482

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 435-1171

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 1, 2002, Bay Banks of Virginia, Inc. (the “Company”) amended its Articles of Incorporation to increase its authorized common stock from 5,000,000 to 10,000,000 shares. A copy of the Company’s Articles of Incorporation, as amended, was filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2003 as Exhibit 3.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002. The Company has had no other amendments to its Articles of Incorporation since July 1, 2002. The Company recently discovered that it inadvertently disclosed in certain of its SEC filings that the Company has 5,000,000 rather than 10,000,000 authorized shares of common stock. The correct figure of 10,000,000 authorized shares will be accurately reported in the Company’s subsequent filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAY BANKS OF VIRGINIA, INC.

By:	/s/ Randal R. Greene
Randal R. Greene
President and Chief Executive Officer

December 27, 2012

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